UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2004

CENTRA FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

West Virginia	333-93437	55-0770610

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

Registrant’s telephone number, including area code: (304) 598-2000

Item 7. Exhibits

(c)	Exhibits.

99	— First Quarter 2004 Quarterly Report

Item 12. Results of Operations and Financial Condition

     On May 10, 2004, Centra Financial Holdings, Inc. reported its earnings for its first quarter ended March 31, 2004, as described in the First Quarter 2004 Quarterly Report attached as Exhibit 99 and incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2004	Centra Financial Holdings, Inc.

	By	/s/ Douglas J. Leech

Douglas J. Leech, President and
Chief Executive Officer